UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2023 (February 10, 2023)

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 Union Blvd., Suite 600
 Lakewood, Colorado, United States 80228
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (303) 974-2140

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, no par value	UUUU	NYSE American LLC
	EFR	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 13, 2023, Energy Fuels Inc. (the "Company" or "Energy Fuels") announced that it completed the previously announced acquisition (the "Closing") of seventeen (17) mineral concessions between the towns of Prado and Caravelas in the State of Bahia, Brazil totaling 15,089.71 hectares (approximately 37,300 acres or 58.3 square miles) (the "Bahia Project"). The Closing followed the Brazilian Government's approval of the transfers to the Company's wholly owned Brazilian subsidiary, Energy Fuels Brazil, Ltda. At Closing, the Company paid the mineral owners the remaining $21.9 million cash.

Prior to Closing on the acquisition of the Bahia Project, the Company commenced a sonic drilling program on the property to further explore the heavy mineral sand, particularly at depth. Under the previous owners, 3,300 vertical exploration auger holes were drilled on the property indicating significant concentrations of titanium (ilmenite and rutile), zirconium (zircon), and rare earth elements (monazite) at and near the surface. However, due to inherent limitations, previous augur drilling averaged only 5.7 meters in depth.

Utilization of a sonic drill allows for relatively undisturbed collection of sediments both above and below the water table. The limited sonic drilling completed by the Company over the past few months is confirming that the mineral bearing sands are expected to continue at depth. The Company expects to finalize Phase 1 sonic drilling at the Bahia Project this month totaling 2,250 meters. Following drilling, the Company expects to begin sampling and sending the material to labs for testing, including metal assay, mineralogic characterization, and process testing. The Company plans to announce Phase 1 drilling results this year and start Phase 2 drilling in the third quarter of 2023. Once data from both drill programs are available, the Company plans to engage industry leaders to calculate an initial mineral resource estimate for use in an Initial Assessment compliant with subpart 1300 of Regulation S-K in the United States ("S-K 1300") and a Technical Report compliant with National Instrument 43-101 in Canada ("NI 43-101").

The Bahia Project is classified as an exploration stage property for purposes of S-K 1300 because it has no mineral reserves or mineral resources as defined in S-K 1300. Daniel Kapostasy, a Professional Geologist licensed in Wyoming (PG-6778) and in Utah (10110615-2250), employed as the Company's Director of Technical Services, is the Qualified Person responsible for the disclosure of scientific or technical information concerning the Bahia Project in this Form 8-K.

The acquisition of the Bahia Project is a part of the Company's efforts to build a large and diverse book of monazite concentrate supply for its rare earth element ("REE") processing business. The Company expects to procure monazite concentrates through Company-owned properties such as the Bahia Project, joint ventures or other collaborations, and open market purchases.

The Company, through its White Mesa Mill in Utah, is currently the only U.S. company extracting rare earth elements ("REEs") and producing commercial quantities of partially-separated mixed REE carbonate ("RE Carbonate"), which it extracts as a coproduct, along with its uranium production from monazite. The Company is currently selling its RE Carbonate to a separation facility in Europe for further processing into advanced REE products further down the supply chain, including metals, alloys, and magnets. The Company is currently modifying and enhancing its existing circuits and facilities at the White Mesa Mill with the expected ability to produce separated REE oxides (or oxalates) from these process streams starting as soon as later this year. The Company is also recovering the uranium that naturally occurs in monazite for use in carbon-free nuclear energy.

This Current Report on Form 8-K contains "forward-looking statements" and "forward-looking information" within the meaning of applicable securities laws in the United States and Canada (collectively, "forward-looking statements"). Forward-looking statements may relate to future events or future performance of Energy Fuels. All statements in this Current Report, other than statements of historical facts, with respect to Energy Fuels' objectives and goals, as well as statements with respect to its beliefs, plans, objectives, expectations, anticipations, estimates, and intentions, are forward-looking statements. Specific forward-looking statements in this discussion include, but are not limited to, the following: any expectation as to the concentrations or quantities of uranium and heavy minerals, including monazite, contained in the Bahia Project; any expectation that drilling results at the Bahia Project will confirm that the mineral bearing sands continue at depth; any expectation as to the timing and results of the Company's drilling program at the Bahia Project and the timing of any announcements relating to drilling results; any expectation that the Company will complete an Initial Assessment compliant with S-K 1300 and a Technical Report compliant with NI 43-101 relating to the Bahia Project and the timing of any such assessments; any expectation as to the timing of mining at the Bahia Project; any expectation as to the Company's ability to build a large and diverse book of monazite concentrate supply; any expectation as to the Company's ability to rapidly advance its REE processing business; and any expectation that the Company will be successful in modifying and enhancing its existing circuits and facilities at the White Mesa Mill with the expected ability to produce separated REE oxides (or oxalates) from these process streams starting as soon as later this year, or at all. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "continues", "forecasts", "projects", "predicts", "intends", "anticipates" or "believes", or variations of, or the negatives of, such words and phrases, or state that certain actions, events or results "may", "could", "would", "should", "might" or "will" be taken, occur or be achieved. This information involves known and unknown risks, uncertainties and other factors that may cause actual results or events to differ materially from those anticipated in such forward-looking statements. Factors that could cause actual results to differ materially from those anticipated in these forward-looking statements include risks associated with: technical difficulties; mining or processing difficulties and upsets; licensing, permitting and regulatory delays; litigation risks; competition from others; political actions or instability in foreign countries; and market factors, including future demand for and prices realized from the sale of uranium, vanadium and REEs. Forward-looking statements contained herein are made as of the date of this Current Report, and Energy Fuels disclaims, other than as required by law, any obligation to update any forward-looking statements whether as a result of new information, results, future events, circumstances, or if management's estimates or opinions should change, or otherwise. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements. Energy Fuels assumes no obligation to update the information in this communication, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC. (Registrant)

Dated: February 16, 2023	By: /s/ David C. Frydenlund David C. Frydenlund Executive Vice President, Chief Legal Officer and Corporate Secretary